                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Thackeray Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Thackeray Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             THACKERAY CORPORATION

                               400 Madison Avenue
                                   Suite 1508
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 8, 1995

To the Stockholders of Thackeray Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Thackeray Corporation (the "Company") will be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on Monday, May 8, 1995 at 10:00 A.M., for the following purposes:

          1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

          2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1995.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The directors have fixed the close of business on March 30, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. See the "Miscellaneous" section of the accompanying Proxy Statement for the place where the list of stockholders may be examined.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ARE PRESENT AT THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                            By Order of the Board of Directors,

                                            JULES ROSS
                                            Secretary

Dated: March 30, 1995

                             THACKERAY CORPORATION
                               400 Madison Avenue
                                   Suite 1508
                            New York, New York 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 1995

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card are furnished to the stockholders of Thackeray Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the 1995 Annual Meeting of Stockholders to be held at 10:00 A.M. on May 8, 1995 at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is anticipated that the Proxy Statement and proxy card will be mailed to stockholders on or about March 30, 1995.

     Shares represented by proxies properly signed and returned will be voted at the meeting. If the accompanying proxy card is signed but no specification is made thereon, the shares of the Company's common stock, par value $.10 per share (the "Shares"), represented by the proxy will be voted for (i) the nominees for director designated by the directors and (ii) the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants. If a specification has been made on the proxy card, the Shares will be voted in accordance with the specification.

     A stockholder who gives a proxy may revoke it at any time before the proxy is voted at the meeting. The proxy is revocable by a written instrument (including a subsequently dated proxy) signed in the same manner as the proxy and received by the Company at or before the time it is voted. A stockholder who attends the meeting in person may, if he wishes, vote by ballot at the meeting, thereby cancelling any proxy previously given.

                             RECORD DATE AND QUORUM

     The voting securities entitled to vote at the meeting consist of the Shares, each of which entitles the holder thereof to one vote. Only stockholders of record at the close of business on March 30, 1995 are entitled to vote at the meeting or at any adjournment thereof. On that date, there were 5,107,401 Shares outstanding.

     The presence, in person or by proxy, of holders of record of Shares representing a majority of the outstanding Shares entitled to vote at the Annual Meeting will constitute a quorum for action at the Annual Meeting.

                         OWNERSHIP OF VOTING SECURITIES

     The following table contains certain information with respect to each person known to the Company to have been, at March 20, 1995 (or, as otherwise set forth below), the beneficial owner of more than 5% of the Shares. Except as otherwise indicated, all Shares are owned directly.

                                                            AMOUNT AND
                                                            NATURE OF
                       NAME AND ADDRESS OF                  BENEFICIAL         PERCENT
                        BENEFICIAL OWNER                    OWNERSHIP          OF CLASS
          ---------------------------------------------     ----------         --------
          Odyssey Partners, L.P........................     1,337,625 (1)        26.2%
               31 West 52nd Street
               New York, New York 10019
          Estate of Peter Sharp........................       998,900 (2)        19.6%
               c/o Peter Sharp & Co., Inc.
               1370 Avenue of the Americas
               New York, New York 10019
          The Peter Jay Sharp Foundation...............       375,000 (3)         7.3%
               c/o Peter Sharp & Co. Inc.
               1370 Avenue of the Americas
               New York, New York 10019
          Dimensional Fund Advisors Inc................       312,300 (4)         6.1%
               1299 Ocean Avenue, 11th Floor
               Santa Monica, California 90401

------------

(1) Of this amount 1,309,500 shares are owned directly by Odyssey Partners L.P. ("Odyssey") and 28,125 shares are owned directly by Ronald B. Rothberg, formerly a principal of Odyssey and currently a director of the Company. Leon Levy, Jack Nash, Stephen Berger, Joshua Nash, and Jeffrey Gendell, by virtue of being general partners of Odyssey, share voting and dispositive power with respect to the common stock owned by Odyssey and, accordingly, may be deemed beneficial owners of the common stock owned by Odyssey. Each of the aforesaid persons expressly disclaims any such beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) which exceeds the proportionate interest in the common stock which he may be deemed to own as a general partner of Odyssey. The Company has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the common stock owned by Odyssey. Odyssey is a private investment firm with substantial equity capital invested in marketable securities and closely held businesses.

(2) Such information is as of March 3, 1995. Of this amount, 937,500 Shares are owned directly by the Estate of Peter Sharp and 61,400 Shares are owned directly by Peter Sharp & Co., Inc., which is wholly-owned by the Estate of Peter Sharp.

(3) Such information is as of March 3, 1995. On March 3, 1995 Peter Sharp & Co., Inc. donated 375,000 shares to The Peter Jay Sharp Foundation.

(4) Such information is as of December 31, 1994 and is based upon information furnished to the Company by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 312,300 Shares as of December 31, 1994, all of which Shares are held in portfolios of DFA Investment Dimensions Group Inc. a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such Shares.

                             ELECTION OF DIRECTORS

     It is proposed to elect a Board of Directors consisting of five members, each to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

     Unless authority is withheld, it is intended that proxies will be voted for the election of the five nominees named below, each of whom is currently serving as a director. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying Proxy may vote for another person or persons in their discretion.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information with respect to the five nominees for election to the Board of Directors. Except as otherwise indicated, each nominee has held his present principal occupation for the past five years.

NAME, AGE (AT MARCH 1, 1995) AND                                                        FIRST BECAME
POSITION HELD WITH THE COMPANY                    PRINCIPAL OCCUPATION                   A DIRECTOR
--------------------------------    ------------------------------------------------    ------------
Martin J. Rabinowitz(1).........    Limited Partner of Odyssey, an investment                1985
  63                                partnership, New York, New York (since 1993;
Chairman of the Board (since        previously General Partner); Director and
1986) and President (since          Chairman of the Board, Eagle Food Centers, Inc.
1987)                               (since 1992); Director, Long Lake Energy
                                    Corporation (since 1984).
Jules Ross(1)...................    Principal of Odyssey (since 1987); Director,             1988
  62                                Monroc, Inc. (since 1988); President, CER
Vice-President, Finance and         Corporation, an engineering consulting firm, Las
Treasurer (since 1990) and          Vegas, Nevada (1991-1993).
Secretary (since 1991)

Ronald D. Rothberg(2)...........    President, The RDR Group Inc., a private                 1983
  48                                investment company (since 1988); Principal of
                                    Odyssey (1982-1988); Vice President and
                                    Secretary of the Company (1983-1991).
Moses Rothman(2)................    Chairman, Black Inc. A.G., a film distributor,           1988
  76                                London, England (since 1971)
John Sladkus(1).................    Senior Vice President of Peter Sharp & Co.,              1981
  71                                Inc., a real estate management company, New
                                    York, New York; Executive Vice President of
                                    Avatar Holdings Inc., a land development
                                    company, Coral Gables, Florida (1981-1991).

------------

(1) Member of the Company's Executive Committee and Nominating Committee.

(2) Member of the Company's Audit Committee.

     None of the present directors who is a nominee for election to the Board of Directors is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, except as indicated above.

EXECUTIVE OFFICERS OF THE COMPANY

     There are no executive officers of the Company other than those named above and Paul Selden (age 50), who is the President of Atlantic Hardware & Supply Corporation, a subsidiary of the Company, which position he has held since 1986. Officers are generally elected annually at the first meeting of the directors of the Company following the Annual Meeting of Stockholders.

COMPENSATION AND INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     The Company qualifies as a "small business issuer" under the rules of the Securities and Exchange Commission and, accordingly, the information in this section is furnished in accordance with the rules applicable to such issuers.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation of the Chief Executive Officer and Paul Selden, the President of Atlantic Hardware & Supply Corporation, for services in all capacities to the Company and its subsidiaries in 1992, 1993 and 1994. No executive officer (other than Paul Selden) had compensation during the fiscal year ended December 31, 1994 in excess of $100,000.

                                      ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                 -----------------------------   ----------------------------------
                                                        OTHER             AWARDS            PAYOUTS
                                                       ANNUAL    ------------------------   -------    ALL
                                                       COMPEN-   RESTRICTED                           OTHER
NAME AND                                               SATION     STOCK        OPTIONS       LTIP     COMPEN-
PRINCIPAL POSITION(S)    YEAR     SALARY      BONUS      (1)     AWARD(S)   (# OF SHARES)   PAYOUTS   SATION
-----------------------  ----    --------    -------   -------   --------   -------------   -------   ------
Martin J. Rabinowitz...  1994      -0-         -0-       -0-       -0-           -0-          -0-     $1,500(1)
Chairman, CEO            1993      -0-         -0-       -0-       -0-           -0-          -0-      1,500(1)
and President            1992      -0-         -0-       -0-       -0-           -0-          -0-      2,000(1)

Paul Selden............  1994    $185,000    $60,000     -0-       -0-           -0-          -0-     $5,408(2)
President of Atlantic    1993     175,000     25,000     -0-       -0-           -0-          -0-      3,876(3)
Hardware & Supply        1992     170,000     12,000     -0-       -0-           -0-          -0-      3,980(4)
Corporation(5)

---------------

(1) Mr. Rabinowitz did not receive any salary or other compensation from the Company, except in his capacity as a director.

(2) Included in these amounts are contributions to Atlantic's profit sharing plan ($1,009) and 401(k) plan ($4,399).

(3) Included in these amounts are contributions to Atlantic's profit sharing plan ($967) and 401(k) plan ($2,909);

(4) Included in these amounts are contributions to Atlantic's profit-sharing plan ($738) and 401(k) plan ($3,242).

(5) Mr. Selden's annual salary and a minimum bonus amount of $10,000 for the year 1992, was paid pursuant to the terms of an employment contract, which expired as of December 31, 1992.

     Directors of the Company who are not salaried officers of the Company are paid a fee of $500 for each meeting attended. In addition, the members of the Company's Audit Committee receive a fee of $500 for each committee meeting attended. No fee is paid for meetings held by telephone conference call.

ADDITIONAL INFORMATION

     The Board of Directors held a total of four meetings during 1994.

     The Company has a standing Nominating Committee and Audit Committee, but has no standing Compensation Committee.

     The Audit Committee assists in the review of the scope and results of the audit of the financial statements of the Company and in the selection of auditors and makes inquiries as to the Company's accounting, financial and operating controls. There were two Audit Committee meetings held in 1994. The members of the Audit Committee are Ronald D. Rothberg and Moses Rothman.

     The Nominating Committee makes recommendations regarding nomination of candidates for election as directors. The Committee's members are Martin J. Rabinowitz, Jules Ross and John Sladkus. There was one meeting of the Nominating Committee in 1994. If sent by mail, addressed to the Secretary of the Company at the offices of the Company, 400 Madison Avenue, Suite 1508, New York, New York 10017, the Committee will review stockholder recommendations for nominees for election as directors, provided that the recommendation is accompanied by a resume outlining the proposed nominee's business and professional qualifications and a statement of the facts which cause the stockholder to believe that the nomination of such person would serve the best interests of the Company. Any such recommendations with respect to the 1996 Annual Meeting should be received by the Company by November 30, 1995.

     No family relationships exist between any director or executive officer of the Company.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 30, 1995, the number of Shares beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table above and by all directors and executive officers of the Company as a group. Except as otherwise indicated, all Shares are owned directly.

                                                      AMOUNT AND NATURE
                                                        OF BENEFICIAL          PERCENT OF
                        NAME OR GROUP                     OWNERSHIP              CLASS
                                                      -----------------        ----------
          Martin J. Rabinowitz(1) ..................       --                        --
          Jules Ross ...............................       --                        --
          Ronald D. Rothberg .......................         28,125(2)              (3)
          Moses Rothman ............................          2,000                 (3)
          John Sladkus .............................       --                        --
          Paul Selden ..............................       --                        --
          All directors and officers as a group
            (6 persons) ............................         30,125(4)              (3)

------------

(1) Mr. Rabinowitz is a limited partner of Odyssey. Accordingly, he does not beneficially own shares owned by Odyssey. Does not include 5,650 Shares owned by Mr. Rabinowitz's wife as to which Shares Mr. Rabinowitz disclaims beneficial ownership.
(2) All of such Shares are beneficially owned by Odyssey, but directly owned by Mr. Rothberg.
(3) Less than 1%.
(4) See footnotes above.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The directors of the Company have appointed the firm of Arthur Andersen LLP, subject to such appointment being ratified by the stockholders at the Annual Meeting, to audit the accounts of the Company for the fiscal year ending December 31, 1995 and to perform such other services as may be required of them. The Company knows of no direct or indirect financial interests of Arthur Andersen LLP in the Company. Should this firm of public accountants be unable to perform these services for any reason, the directors will appoint other independent public accountants to serve for the remainder of the year. Arthur Andersen LLP served as the Company's independent public accountants for 1994.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. Unless a contrary specification is indicated, proxies will be voted to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

     A favorable vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of the appointment of Arthur Andersen LLP.

                                 MISCELLANEOUS
STOCKHOLDERS' PROPOSALS

     Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 400 Madison Avenue, Suite 1508, New York, New York 10017 by November 30, 1995 and is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

OTHER MATTERS

     The Board of Directors of the Company knows of no other business to be presented at the meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy card will vote the Shares for which they hold proxies in accordance with their judgment.

     The total cost of this solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, without special remuneration. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $5,200, plus reimbursement for out-of-pocket expenses. Banks, brokerage houses and other custodians, nominees and fiduciaries who forward soliciting material to the beneficial owners of Shares entitled to vote at the meeting will be reimbursed by the Company for their out-of-pocket expenses incurred in this connection. In addition to the mails, proxies may be solicited by personal interviews, telephone or telegraph.

     A list of the Company's stockholders as of the record date for the meeting will be available for examination by any stockholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company at the address set forth above.

     The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 1994, without exhibits, without charge to each person who forwards a written request therefor, which request shall include a representation that he was a beneficial holder of shares of the Company on March 30, 1995, to Assistant Secretary, Thackeray Corporation, 400 Madison Avenue, Suite 1508, New York, New York 10017.

                                             By Order of The Board of Directors

                                             JULES ROSS
                                             Secretary
March 30, 1995

PROXY                       THACKERAY CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS-MAY 8,1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby nominates and appoints MARTIN J. RABINOWITZ, JULES ROSS and RONALD D. ROTHBERG, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of Common Stock of Thackeray Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on May 8, 1995 at 10:00 A.M., and at any adjournment or adjournments thereof, with authority to vote said shares on the matters set forth below.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

Unless otherwise specified on this Proxy, the shares represented by this proxy will be voted "FOR" Proposals 1 and 2 below. Discretion will be used with respect to such other matters as may properly come before the meeting or any adjournment thereof.

--------------                                          /X/ Please mark
   COMMON                                                   your votes
                                                            as this

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Directors. Nominees Martin J. Rabinowitz, Jules Ross, Ronald D. Rothberg, Moses Rothman and John Sladkus.

FOR all nominees except as                              WITHHOLD AUTHORITY
    indicated on the right                           to vote for all nominees

            / /                                                / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants.

            FOR                  AGAINST                      ABSTAIN

           / /                    / /                           / /

3.  Upon such other matters as may properly come before the meeting.


NOTE:  Please sign and return promptly in the envelope provided.
No postage is required if mailed in the United States.


Dated                           1995
-------------------------------,----

Signature
------------------------------------

Signature
------------------------------------

Please sign exactly as your name appears. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporate name by a duly authorized officer. Joint owners should each sign.